John Hancock Funds II

Supplement dated August 18, 2020 to the current prospectus (the prospectus), as may be supplemented

U.S. High Yield Bond Fund (the fund)

Effective immediately, Niklas Nordenfelt, CFA and Philip Susser no longer serve as portfolio managers for the fund. Accordingly, all references to Mr. Nordenfelt and Mr. Susser are removed from the prospectus.

Also, effective immediately, Chris Lee, CFA and Mike Schueller, CFA are added as portfolio managers for the fund. Mr. Lee and Mr. Schueller are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, the following supplements and restates in its entirety the portfolio manager information in the “Fund summary” section of the prospectus under the heading “Portfolio management”:

Chris Lee, CFA Portfolio Manager Managed the fund since 2020	Mike Schueller, CFA Portfolio Manager Managed the fund since 2020

The following information relating to Mr. Lee and Mr. Schueller is added to the portfolio manager information in the “Subadvisory arrangements and management biographies” section of the prospectus under the heading “Wells Capital Management, Incorporated (“WellsCap”).” Mr. Lee and Mr. Schueller are now listed as Portfolio Managers of the fund.

Fund	Portfolio Managers
U.S. High Yield Bond Fund	Chris Lee, CFA
Mike Schueller, CFA

Chris Lee, CFA

•    Portfolio Manager

•    Managed the fund since 2020

•    Joined WellsCap in 2012

Mike Schueller, CFA

•    Portfolio Manager

•    Managed the fund since 2020

•    Joined WellsCap in 2000

You should read this Supplement in conjunction with the prospectus and retain it for future reference.

John Hancock Funds II

U.S. High Yield Bond Fund (the fund)

Supplement dated August 18, 2020 to the current Statement of Additional Information (the SAI), as may be supplemented

Effective immediately, Niklas Nordenfelt, CFA and Philip Susser no longer serve as portfolio managers for the fund. Accordingly, all references to Mr. Nordenfelt and Mr. Susser are removed from the SAI.

Also, effective immediately, Chris Lee, CFA and Mike Schueller, CFA are added as portfolio managers for the fund. Mr. Lee and Mr. Schueller are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, the following supplements the information presented in Appendix B of the SAI, which provides additional information about the portfolio managers of the subadvisor, Wells Capital Management, Incorporated (WellsCap).

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

The following table shows the portfolio managers at WellsCap who are jointly and primarily responsible for the day-to-day management of the stated fund’s portfolio.

Fund	Portfolio Managers
U.S. High Yield Bond Fund	Chris Lee, CFA, and Mike Schueller, CFA

The following table reflects information regarding other accounts for which each portfolio manager to the funds listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund or Funds that he or she manages and similarly managed accounts.

The following table reflects information as of July 31, 2020:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Chris Lee	0	$0	0	$0	0	$0
Mike Schueller	8	$3953.39	2	$358.12	2	$208.85

Of the accounts listed above, none have an advisory fee that is based on performance.

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of Fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of July 31, 2020. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund.

Portfolio Manager	Dollar Range of Shares Owned
Chris Lee	None
Mike Schueller	None

You should read this Supplement in conjunction with the SAI and retain it for future reference.